UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Mid Cap Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/10

MDV-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. However, as we head toward the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Allied World Assurance Co. Holdings Ltd.	2.0%
NVR, Inc.	1.8%
Aspen Insurance Holdings Ltd.	1.5%
Entertainment Properties Trust, REIT	1.4%
Hasbro, Inc.	1.4%
Aon Corp.	1.4%
Newell Rubbermaid, Inc.	1.3%
Noble Energy, Inc.	1.3%
Stanley Black & Decker, Inc.	1.2%
J.M. Smucker Co.	1.2%

Equity sectors
Financial Services	25.4%
Utilities & Communications	13.3%
Energy	8.2%
Consumer Staples	7.5%
Basic Materials	7.4%
Leisure	6.9%
Autos & Housing	6.9%
Industrial Goods & Services	6.0%
Health Care	5.8%
Technology	4.5%
Retailing	3.4%
Transportation	2.1%
Special Products & Services	1.3%

Percentages are based on net assets as of 9/30/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2010, Class A shares of the MFS Mid Cap Value Fund (the “fund”) provided a total return of 19.05%, at net asset value. This compares with a return of 16.93% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Contributors to Performance

Stock selection in the retailing, industrial goods & services, and utilities & communications sectors all contributed to the fund’s performance relative to the Russell Midcap Value Index. Within the retailing sector, holdings of specialty retailer Limited Brands was among the fund’s top relative contributors during the reporting period. Shares of Limited rose as the company announced a special dividend along with a new share repurchase program.

There were no individual securities within the industrial goods & services sector among the fund’s top relative contributors for the reporting period.

In the utilities & communications sector, the fund’s holdings of strong-performing natural gas energy company Questar and energy company CMS Energy benefited relative performance. Shares of Questar rose due, in

Management Review – continued

part, to a spin-off of its natural gas and oil exploration-and-production operations component into a separate publicly traded company, QEP Resources.

Elsewhere, the timing of our ownership in airline holding company UAL Corp. (h) aided relative performance. Holdings of games and toys manufacturer Hasbro, iron ore miner Cliffs Natural Resources, power tools and accessories manufacturer Stanley Black & Decker, consumer and foodservice packaging producer Pactiv (h), real estate company Entertainment Properties (b), and storage systems firm 3Par (b)(h) were other top relative contributors over the reporting period. Shares of 3Par increased as Hewlett Packard announced that it would acquire the company in a tender offer.

Detractors from Performance

Stock selection in the financial services sector was a detractor from relative performance. Holdings of securities brokerage services firm TD Ameritrade Holding (b) and financial services company Symetra Financial hindered relative performance as both stocks underperformed the benchmark over the reporting period. Shares of Symetra fell, in part, as the low interest rate environment resulted in lower-than-expected investment income. Not holding strong-performing apartment owner Equity Residential also hurt relative returns.

Elsewhere, holdings of homebuilder NVR Inc., integrated energy company EQT Corp., package manufacturer Owens-Illinois Inc., electronics design and manufacturing services provider Flextronics (b)(h) (Singapore), and entertainment software company THQ (b) were among the fund’s top relative detractors. THQ’s lower-than-expected sales guidance for the third quarter of 2010 put negative pressure on the company’s stock price. Not holding diesel engine maker Cummins Engine also weighed on relative returns as this stock outperformed the benchmark over the reporting period.

The fund’s cash position held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the

Management Review – continued

MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 9/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	8/31/01	19.05%	0.96%	5.70%
B	11/01/01	18.09%	0.25%	6.06%
C	11/01/01	18.11%	0.26%	6.06%
I	11/01/01	19.26%	1.26%	7.11%
R1	4/01/05	18.11%	0.21%	1.63%
R2	10/31/03	18.76%	0.73%	5.25%
R3	4/01/05	18.96%	0.96%	2.37%
R4	4/01/05	19.37%	1.22%	2.65%
529A	7/31/02	18.91%	0.75%	7.14%
529B	7/31/02	18.06%	0.09%	6.44%
529C	7/31/02	17.99%	0.08%	6.46%
Comparative benchmark
Russell Midcap Value Index (f)		16.93%	1.97%	7.46%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		12.20%	(0.23)%	5.01%
B With CDSC (Declining over six years from 4% to 0%) (x)		14.09%	(0.07)%	6.06%
C With CDSC (1% for 12 months) (x)		17.11%	0.26%	6.06%
529A With Initial Sales Charge (5.75%)		12.07%	(0.43)%	6.37%
529B With CDSC (Declining over six years from 4% to 0%) (x)		14.06%	(0.23)%	6.44%
529C With CDSC (1% for 12 months) (x)		16.99%	0.08%	6.46%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2010 through September 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period (p) 4/01/10-9/30/10
A	Actual	1.25%	$1,000.00	$1,025.55	$6.35
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
B	Actual	2.00%	$1,000.00	$1,021.84	$10.14
	Hypothetical (h)	2.00%	$1,000.00	$1,015.04	$10.10
C	Actual	2.00%	$1,000.00	$1,021.86	$10.14
	Hypothetical (h)	2.00%	$1,000.00	$1,015.04	$10.10
I	Actual	1.00%	$1,000.00	$1,026.84	$5.08
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R1	Actual	2.00%	$1,000.00	$1,021.18	$10.13
	Hypothetical (h)	2.00%	$1,000.00	$1,015.04	$10.10
R2	Actual	1.50%	$1,000.00	$1,024.19	$7.61
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
R3	Actual	1.25%	$1,000.00	$1,025.55	$6.35
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
R4	Actual	1.00%	$1,000.00	$1,027.27	$5.08
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
529A	Actual	1.35%	$1,000.00	$1,024.98	$6.85
	Hypothetical (h)	1.35%	$1,000.00	$1,018.30	$6.83
529B	Actual	2.10%	$1,000.00	$1,021.40	$10.64
	Hypothetical (h)	2.10%	$1,000.00	$1,014.54	$10.61
529C	Actual	2.10%	$1,000.00	$1,021.32	$10.64
	Hypothetical (h)	2.10%	$1,000.00	$1,014.54	$10.61

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Aerospace - 2.5%
Goodrich Corp.	86,672	$6,390,327
Moog, Inc., “A” (a)	159,370	5,659,229
Precision Castparts Corp.	49,465	6,299,368

		$18,348,924
Airlines - 0.9%
Southwest Airlines Co.	165,656	$2,165,124
United Continental Holdings, Inc. (a)	190,263	4,495,915

		$6,661,039
Apparel Manufacturers - 0.6%
Carter’s, Inc. (a)	73,086	$1,924,354
Hanesbrands, Inc. (a)	96,091	2,484,913

		$4,409,267
Automotive - 2.2%
Harley-Davidson, Inc.	127,482	$3,625,588
Harman International Industries, Inc. (a)	36,737	1,227,383
Johnson Controls, Inc.	101,837	3,106,028
Lear Corp. (a)	104,931	8,282,204

		$16,241,203
Broadcasting - 1.4%
CBS Corp., “B”	283,049	$4,489,157
Interpublic Group of Cos., Inc. (a)	596,809	5,985,994

		$10,475,151
Brokerage & Asset Managers - 2.3%
Affiliated Managers Group, Inc. (a)	96,009	$7,489,662
GFI Group, Inc.	843,297	3,912,898
TD AMERITRADE Holding Corp. (a)	339,093	5,476,352

		$16,878,912
Business Services - 0.7%
Dun & Bradstreet Corp.	63,787	$4,729,168

Chemicals - 1.8%
Celanese Corp.	245,339	$7,875,382
PPG Industries, Inc.	69,163	5,035,066

		$12,910,448

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 1.9%
Autodesk, Inc. (a)	106,270	$3,397,452
MicroStrategy, Inc., “A” (a)	50,467	4,370,947
Parametric Technology Corp. (a)	193,027	3,771,748
Symantec Corp. (a)	141,797	2,151,060

		$13,691,207
Computer Software - Systems - 0.8%
Xerox Corp.	587,222	$6,077,748

Construction - 4.7%
NVR, Inc. (a)	20,210	$13,086,581
Owens Corning (a)	100,459	2,574,764
Sherwin-Williams Co.	104,867	7,879,706
Stanley Black & Decker, Inc.	148,710	9,112,949
Toll Brothers, Inc. (a)	67,484	1,283,546

		$33,937,546
Consumer Products - 3.0%
Energizer Holdings, Inc. (a)	128,478	$8,637,576
International Flavors & Fragrances, Inc.	72,867	3,535,507
Newell Rubbermaid, Inc.	541,223	9,639,182

		$21,812,265
Consumer Services - 0.6%
H&R Block, Inc.	337,102	$4,365,471

Containers - 1.2%
Crown Holdings, Inc. (a)	178,596	$5,118,561
Owens-Illinois, Inc. (a)	117,252	3,290,091

		$8,408,652
Electrical Equipment - 0.7%
Sensata Technologies Holding B.V. (a)	250,390	$4,947,706

Electronics - 0.7%
Advanced Micro Devices, Inc. (a)	176,047	$1,251,694
Microchip Technology, Inc.	125,502	3,947,038

		$5,198,732
Energy - Independent - 6.6%
Cloud Peak Energy, Inc. (a)	129,236	$2,358,557
CONSOL Energy, Inc.	121,042	4,473,712
EQT Corp.	145,634	5,251,562
EXCO Resources, Inc.	145,708	2,166,678

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
MEG Energy Corp. (a)	56,500	$1,968,632
Newfield Exploration Co. (a)	125,067	7,183,848
Noble Energy, Inc.	127,249	9,555,127
Plains Exploration & Production Co. (a)	185,242	4,940,404
QEP Resources, Inc.	226,242	6,818,934
Ultra Petroleum Corp. (a)	85,100	3,572,498

		$48,289,952
Engineering - Construction - 1.0%
Fluor Corp.	146,483	$7,255,303

Food & Beverages - 4.0%
Bunge Ltd.	61,570	$3,642,481
Dr Pepper Snapple Group, Inc.	106,024	3,765,972
J.M. Smucker Co.	148,228	8,972,241
McCormick & Co., Inc.	89,411	3,758,838
Mead Johnson Nutrition Co., “A”	75,739	4,310,306
Ralcorp Holdings, Inc. (a)	85,827	5,019,163

		$29,469,001
Gaming & Lodging - 2.0%
Ameristar Casinos, Inc.	238,051	$4,153,990
International Game Technology	138,795	2,005,588
Penn National Gaming, Inc. (a)	54,591	1,616,440
Royal Caribbean Cruises Ltd. (a)	106,110	3,345,648
Starwood Hotels & Resorts Worldwide, Inc.	68,853	3,618,225

		$14,739,891
General Merchandise - 0.6%
Dollar General Corp. (a)	152,357	$4,456,442

Insurance - 10.1%
Aflac, Inc.	103,481	$5,351,003
Allied World Assurance Co. Holdings Ltd.	252,773	14,304,424
Aon Corp.	252,679	9,882,276
Aspen Insurance Holdings Ltd.	370,711	11,225,129
Employers Holdings, Inc.	482,194	7,604,199
Endurance Specialty Holdings Ltd.	113,115	4,501,977
Genworth Financial, Inc. (a)	373,623	4,565,673
Prudential Financial, Inc.	159,061	8,617,925
Symetra Financial Corp.	383,589	4,012,341
Unum Group	146,741	3,250,313

		$73,315,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 2.6%
Electronic Arts, Inc. (a)	119,943	$1,970,663
Hasbro, Inc.	227,831	10,140,758
THQ, Inc. (a)	1,732,079	6,962,958

		$19,074,379
Machinery & Tools - 1.8%
AGCO Corp. (a)	79,893	$3,116,626
Eaton Corp.	50,120	4,134,399
Kennametal, Inc.	112,894	3,491,811
Pitney Bowes, Inc.	118,185	2,526,795

		$13,269,631
Medical & Health Technology & Services - 2.4%
Cerner Corp. (a)	22,178	$1,862,730
Hanger Orthopedic Group, Inc. (a)	197,098	2,865,805
LifePoint Hospitals, Inc. (a)	125,209	4,389,828
Lincare Holdings, Inc.	94,026	2,359,112
Patterson Cos., Inc.	106,574	3,053,345
VCA Antech, Inc. (a)	138,339	2,917,570

		$17,448,390
Medical Equipment - 3.4%
C.R. Bard, Inc.	16,547	$1,347,422
Covidien PLC	94,110	3,782,281
DENTSPLY International, Inc.	155,624	4,975,299
Orthofix International N.V. (a)	147,964	4,649,029
PerkinElmer, Inc.	266,819	6,174,192
Waters Corp. (a)	57,133	4,043,874

		$24,972,097
Metals & Mining - 1.0%
Cliffs Natural Resources, Inc.	74,054	$4,733,532
Steel Dynamics, Inc.	182,743	2,578,504

		$7,312,036
Natural Gas - Distribution - 2.2%
AGL Resources, Inc.	54,340	$2,084,482
NorthWestern Corp.	125,198	3,568,143
Questar Corp.	414,042	7,258,156
Spectra Energy Corp.	129,966	2,930,733

		$15,841,514
Natural Gas - Pipeline - 0.4%
El Paso Corp.	220,145	$2,725,395

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 1.1%
Ciena Corp. (a)	189,650	$2,952,851
Tellabs, Inc.	650,510	4,846,299

		$7,799,150
Oil Services - 1.6%
Cameron International Corp. (a)	62,644	$2,691,186
Dresser-Rand Group, Inc. (a)	90,500	3,338,545
Ensco International PLC, ADR	131,480	5,881,100

		$11,910,831
Other Banks & Diversified Financials - 7.0%
Associated Banc-Corp.	390,155	$5,146,144
Cathay General Bancorp, Inc.	563,161	6,695,984
CIT Group, Inc. (a)	63,655	2,598,397
Discover Financial Services	476,632	7,950,222
Marshall & Ilsley Corp.	881,239	6,203,923
People’s United Financial, Inc.	336,418	4,403,712
Sterling Bancshares, Inc.	1,116,566	5,995,959
TCF Financial Corp.	344,637	5,579,673
Zions Bancorporation	304,676	6,507,879

		$51,081,893
Railroad & Shipping - 0.7%
Aegean Marine Petroleum Network, Inc.	130,930	$2,178,675
Norfolk Southern Corp.	45,070	2,682,116

		$4,860,791
Real Estate - 6.0%
Annaly Mortgage Management, Inc., REIT	357,140	$6,285,664
Entertainment Properties Trust, REIT	236,410	10,208,184
Host Hotels & Resorts, Inc., REIT	349,224	5,056,764
Kilroy Realty Corp., REIT	247,490	8,201,819
Mack-Cali Realty Corp., REIT	181,830	5,947,659
Walter Investment Management Corp., REIT	455,790	7,971,767

		$43,671,857
Restaurants - 0.9%
Brinker International, Inc.	160,782	$3,032,349
Wendy’s/Arby’s Group, Inc., “A”	823,404	3,730,020

		$6,762,369
Specialty Chemicals - 3.4%
Air Products & Chemicals, Inc.	89,874	$7,443,365
Airgas, Inc.	51,810	3,520,490

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
FMC Corp.	117,287	$8,023,604
Rockwood Holdings, Inc. (a)	190,145	5,983,863

		$24,971,322
Specialty Stores - 2.2%
Abercrombie & Fitch Co., “A”	53,583	$2,106,884
Foot Locker, Inc.	125,020	1,816,541
Limited Brands, Inc.	312,203	8,360,796
Sally Beauty Holdings, Inc. (a)	315,099	3,529,109

		$15,813,330
Telecommunications - Wireless - 0.5%
Partner Communication Co. Ltd., ADR	210,200	$3,838,252

Telephone Services - 2.3%
Frontier Communications Corp.	537,063	$4,387,805
Qwest Communications International, Inc.	1,277,230	8,008,232
Virgin Media, Inc.	189,346	4,358,745

		$16,754,782

Tobacco - 0.5%
Reynolds American, Inc.	61,331	$3,642,448

Trucking - 0.5%
TNT N.V.	126,451	$3,397,696

Utilities - Electric Power - 7.6%
AES Corp. (a)	345,759	$3,924,365
Allegheny Energy, Inc.	117,522	2,881,639
CenterPoint Energy, Inc.	357,526	5,620,309
CMS Energy Corp.	469,809	8,465,958
DPL, Inc.	106,170	2,774,222
DTE Energy Co.	100,873	4,633,097
Northeast Utilities	270,194	7,989,637
NRG Energy, Inc. (a)	181,884	3,786,825
NV Energy, Inc.	222,346	2,923,850
OGE Energy Corp.	71,770	2,861,470
UIL Holdings Corp.	177,294	4,992,599
Wisconsin Energy Corp.	84,657	4,893,175

		$55,747,146
Total Common Stocks (Identified Cost, $582,527,449)		$717,514,597

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.3%
Issuer	Shares/Par	Value ($)

Utilities - Electric Power - 0.3%
PPL Corp., 9.5% (Identified Cost, $1,555,588)	30,550	$1,743,183

Convertible Bonds - 0.2%
Energy - Independent - 0.2%
Massey Energy Co., 3.25%, 2015 (Identified Cost, $1,622,664)	$1,930,000	$1,712,875

Money Market Funds (v) - 1.3%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	9,620,339	$9,620,339
Total Investments (Identified Cost, $595,326,040)		$730,590,994

Other Assets, Less Liabilities - (0.2)%		(1,098,193)
Net Assets - 100.0%		$729,492,801

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $585,705,701)	$720,970,655
Underlying funds, at cost and value	9,620,339
Total investments, at value (identified cost, $595,326,040)	$730,590,994
Receivables for
Investments sold	4,540,827
Fund shares sold	650,935
Interest and dividends	972,191
Receivable from investment adviser	9,414
Other assets	947
Total assets	$736,765,308
Liabilities
Payables for
Investments purchased	$4,750,579
Fund shares reacquired	2,173,944
Payable to affiliates
Investment adviser	30,062
Shareholder servicing costs	215,522
Distribution and service fees	4,446
Administrative services fee	619
Program manager fees	10
Payable for independent Trustees’ compensation	79
Accrued expenses and other liabilities	97,246
Total liabilities	$7,272,507
Net assets	$729,492,801
Net assets consist of
Paid-in capital	$798,502,712
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	135,265,260
Accumulated net realized gain (loss) on investments and foreign currency transactions	(207,992,558)
Undistributed net investment income	3,717,387
Net assets	$729,492,801
Shares of beneficial interest outstanding	61,961,135

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$136,469,644	11,725,350	$11.64
Class B	18,348,093	1,633,588	11.23
Class C	18,717,130	1,667,929	11.22
Class I	537,692,461	45,331,247	11.86
Class R1	1,712,290	154,368	11.09
Class R2	13,696,560	1,198,619	11.43
Class R3	897,744	77,114	11.64
Class R4	175,306	15,010	11.68
Class 529A	1,075,915	93,615	11.49
Class 529B	245,471	22,361	10.98
Class 529C	462,187	41,934	11.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $12.35 [100 / 94.25 x $11.64] and $12.19 [100 / 94.25 x $11.49], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$12,946,141
Interest	51,699
Dividends from underlying funds	24,097
Foreign taxes withheld	(51,276)
Total investment income	$12,970,661
Expenses
Management fee	$5,117,940
Distribution and service fees	796,501
Program manager fees	1,531
Shareholder servicing costs	1,262,571
Administrative services fee	106,993
Independent Trustees’ compensation	22,217
Custodian fee	155,429
Shareholder communications	39,059
Auditing fees	30,929
Legal fees	12,369
Miscellaneous	155,239
Total expenses	$7,700,778
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(75,775)
Net expenses	$7,624,987
Net investment income	$5,345,674
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$88,175,269
Foreign currency transactions	27
Net realized gain (loss) on investments and foreign currency transactions	$88,175,296
Change in unrealized appreciation (depreciation)
Investments	$26,372,430
Translation of assets and liabilities in foreign currencies	(239)
Net unrealized gain (loss) on investments and foreign currency translation	$26,372,191
Net realized and unrealized gain (loss) on investments and foreign currency	$114,547,487
Change in net assets from operations	$119,893,161

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2010	2009
Change in net assets
From operations
Net investment income	$5,345,674	$5,760,108
Net realized gain (loss) on investments and foreign currency transactions	88,175,296	(285,724,306)
Net unrealized gain (loss) on investments and foreign currency translation	26,372,191	253,737,476
Change in net assets from operations	$119,893,161	$(26,226,722)
Distributions declared to shareholders
From net investment income	$(4,340,173)	$(7,896,348)
Change in net assets from fund share transactions	$(26,213,911)	$(34,782,477)
Total change in net assets	$89,339,077	$(68,905,547)
Net assets
At beginning of period	640,153,724	709,059,271
At end of period (including undistributed net investment income of $3,717,387 and $2,711,859, respectively)	$729,492,801	$640,153,724

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.83	$10.37	$15.15	$13.47	$14.45
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.07	$0.08	$0.13	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.79	(0.51)	(3.50)	2.00	0.56
Total from investment operations	$1.86	$(0.44)	$(3.42)	$2.13	$0.61
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.13)	$(0.05)	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$(0.05)	$(0.10)	$(1.36)	$(0.45)	$(1.59)
Net asset value, end of period	$11.64	$9.83	$10.37	$15.15	$13.47
Total return (%) (r)(s)(t)	19.05	(3.95)	(24.36)	16.12	4.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.40	1.34	1.29	1.34
Expenses after expense reductions (f)	1.25	1.29	1.34	1.29	1.34
Net investment income	0.65	0.93	0.64	0.85	0.34
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$136,470	$118,140	$144,892	$148,571	$146,373

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2010	2009		2008		2007	2006
Net asset value, beginning of period	$9.51	$9.97		$14.57		$13.01	$14.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.02		$(0.00	)(w)	$0.03	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.73	(0.48)		(3.37)		1.93	0.54
Total from investment operations	$1.72	$(0.46)		$(3.37)		$1.96	$0.50
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—		$—	$—
From net realized gain on investments	—	—		(1.23)		(0.40)	(1.59)
Total distributions declared to shareholders	$—	$(0.00	)(w)	$(1.23)		$(0.40)	$(1.59)
Net asset value, end of period	$11.23	$9.51		$9.97		$14.57	$13.01
Total return (%) (r)(s)(t)	18.09	(4.59)		(24.84)		15.31	3.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.11		1.99		1.94	1.99
Expenses after expense reductions (f)	2.00	2.00		1.99		1.94	1.99
Net investment income (loss)	(0.11)	0.24		(0.03)		0.20	(0.33)
Portfolio turnover	60	145		69		56	122
Net assets at end of period (000 omitted)	$18,348	$22,224		$34,037		$72,726	$88,922

Class C	Years ended 9/30
	2010	2009	2008		2007	2006
Net asset value, beginning of period	$9.50	$9.98	$14.58		$13.01	$14.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.02	$(0.00	)(w)	$0.03	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.73	(0.49)	(3.37)		1.94	0.54
Total from investment operations	$1.72	$(0.47)	$(3.37)		$1.97	$0.50
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.00	)(w)	$—	$—
From net realized gain on investments	—	—	(1.23)		(0.40)	(1.59)
Total distributions declared to shareholders	$—	$(0.01)	$(1.23)		$(0.40)	$(1.59)
Net asset value, end of period	$11.22	$9.50	$9.98		$14.58	$13.01
Total return (%) (r)(s)(t)	18.11	(4.65)	(24.80)		15.38	3.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.11	1.99		1.94	1.99
Expenses after expense reductions (f)	2.00	2.00	1.99		1.94	1.99
Net investment income (loss)	(0.10)	0.23	(0.02)		0.20	(0.31)
Portfolio turnover	60	145	69		56	122
Net assets at end of period (000 omitted)	$18,717	$17,003	$21,381		$41,066	$39,939

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.02	$10.59	$15.43	$13.72	$14.65
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.13	$0.18	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.82	(0.53)	(3.57)	2.04	0.56
Total from investment operations	$1.92	$(0.43)	$(3.44)	$2.22	$0.66
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.14)	$(0.17)	$(0.11)	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$(0.08)	$(0.14)	$(1.40)	$(0.51)	$(1.59)
Net asset value, end of period	$11.86	$10.02	$10.59	$15.43	$13.72
Total return (%) (r)(s)	19.26	(3.62)	(24.07)	16.47	4.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.10	0.99	0.94	0.99
Expenses after expense reductions (f)	1.00	1.00	0.99	0.94	0.99
Net investment income	0.90	1.20	1.01	1.21	0.72
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$537,692	$467,782	$493,192	$610,121	$498,403

Class R1	Years ended 9/30
	2010		2009	2008		2007	2006
Net asset value, beginning of period	$9.39		$9.89	$14.54		$12.99	$14.09
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.02	$(0.00	)(w)	$0.01	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.71		(0.49)	(3.36)		1.94	0.53
Total from investment operations	$1.70		$(0.47)	$(3.36)		$1.95	$0.49
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.03)	$(0.06)		$—	$—
From net realized gain on investments	—		—	(1.23)		(0.40)	(1.59)
Total distributions declared to shareholders	$(0.00	)(w)	$(0.03)	$(1.29)		$(0.40)	$(1.59)
Net asset value, end of period	$11.09		$9.39	$9.89		$14.54	$12.99
Total return (%) (r)(s)	18.11		(4.60)	(24.89)		15.25	3.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01		2.10	2.03		2.09	2.19
Expenses after expense reductions (f)	2.00		2.00	2.03		2.04	2.09
Net investment income (loss)	(0.10)		0.20	(0.00)		0.07	(0.32)
Portfolio turnover	60		145	69		56	122
Net assets at end of period (000 omitted)	$1,712		$1,424	$1,516		$1,215	$849

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.66	$10.21	$14.93	$13.29	$14.31
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.07	$0.08	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(0.51)	(3.46)	1.99	0.56
Total from investment operations	$1.81	$(0.46)	$(3.39)	$2.07	$0.57
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.10)	$(0.03)	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$(0.04)	$(0.09)	$(1.33)	$(0.43)	$(1.59)
Net asset value, end of period	$11.43	$9.66	$10.21	$14.93	$13.29
Total return (%) (r)(s)	18.76	(4.11)	(24.49)	15.80	4.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.60	1.51	1.63	1.74
Expenses after expense reductions (f)	1.50	1.50	1.51	1.59	1.64
Net investment income	0.40	0.70	0.59	0.52	0.09
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$13,697	$11,193	$11,366	$4,275	$2,415

Class R3	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.84	$10.37	$15.11	$13.46	$14.45
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08	$0.09	$0.12	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.79	(0.52)	(3.49)	2.00	0.51
Total from investment operations	$1.86	$(0.44)	$(3.40)	$2.12	$0.60
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.11)	$(0.07)	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$(0.06)	$(0.09)	$(1.34)	$(0.47)	$(1.59)
Net asset value, end of period	$11.64	$9.84	$10.37	$15.11	$13.46
Total return (%) (r)(s)	18.96	(3.91)	(24.23)	16.06	4.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.35	1.27	1.34	1.39
Expenses after expense reductions (f)	1.25	1.25	1.27	1.34	1.39
Net investment income	0.65	0.96	0.73	0.80	0.68
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$898	$883	$1,333	$1,187	$1,194

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.86	$10.43	$15.21	$13.53		$14.48
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.12	$0.17		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.80	(0.51)	(3.52)	2.00		0.56
Total from investment operations	$1.90	$(0.43)	$(3.40)	$2.17		$0.64
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.14)	$(0.15)	$(0.09)		$—
From net realized gain on investments	—	—	(1.23)	(0.40)		(1.59)
Total distributions declared to shareholders	$(0.08)	$(0.14)	$(1.38)	$(0.49)		$(1.59)
Net asset value, end of period	$11.68	$9.86	$10.43	$15.21		$13.53
Total return (%) (r)(s)	19.37	(3.68)	(24.11)	16.37		4.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.06	1.02	1.04		1.09
Expenses after expense reductions (f)	1.00	1.00	1.02	1.04		1.09
Net investment income	0.90	1.04	0.98	1.11		0.60
Portfolio turnover	60	145	69	56		122
Net assets at end of period (000 omitted)	$175	$147	$50	$66		$57

Class 529A	Years ended 9/30
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.71	$10.24	$14.96	$13.29		$14.32
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.06	$0.08		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(0.50)	(3.47)	1.99		0.55
Total from investment operations	$1.83	$(0.44)	$(3.41)	$2.07		$0.56
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.08)	$(0.00	)(w)	$—
From net realized gain on investments	—	—	(1.23)	(0.40)		(1.59)
Total distributions declared to shareholders	$(0.05)	$(0.09)	$(1.31)	$(0.40)		$(1.59)
Net asset value, end of period	$11.49	$9.71	$10.24	$14.96		$13.29
Total return (%) (r)(s)(t)	18.91	(4.03)	(24.53)	15.83		4.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.49	1.52	1.54		1.59
Expenses after expense reductions (f)	1.35	1.39	1.52	1.54		1.59
Net investment income	0.56	0.81	0.48	0.60		0.11
Portfolio turnover	60	145	69	56		122
Net assets at end of period (000 omitted)	$1,076	$769	$813	$1,048		$1,252

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.30	$9.79	$14.35	$12.84	$13.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01	$(0.02)	$(0.01)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	(0.48)	(3.31)	1.92	0.53
Total from investment operations	$1.68	$(0.47)	$(3.33)	$1.91	$0.46
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$—	$—	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$—	$(0.02)	$(1.23)	$(0.40)	$(1.59)
Net asset value, end of period	$10.98	$9.30	$9.79	$14.35	$12.84
Total return (%) (r)(s)(t)	18.06	(4.77)	(24.94)	15.11	3.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.20	2.17	2.19	2.24
Expenses after expense reductions (f)	2.10	2.10	2.17	2.19	2.24
Net investment income (loss)	(0.19)	0.11	(0.18)	(0.04)	(0.56)
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$245	$196	$206	$293	$214

Class 529C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.34	$9.81	$14.38	$12.87	$14.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.00 (w)	$(0.02)	$(0.01)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	(0.46)	(3.32)	1.92	0.53
Total from investment operations	$1.68	$(0.46)	$(3.34)	$1.91	$0.46
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$—	$—
From net realized gain on investments	—	—	(1.23)	(0.40)	(1.59)
Total distributions declared to shareholders	$—	$(0.01)	$(1.23)	$(0.40)	$(1.59)
Net asset value, end of period	$11.02	$9.34	$9.81	$14.38	$12.87
Total return (%) (r)(s)(t)	17.99	(4.67)	(24.97)	15.08	3.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.19	2.17	2.19	2.24
Expenses after expense reductions (f)	2.10	2.10	2.17	2.19	2.24
Net investment income (loss)	(0.19)	0.05	(0.19)	(0.04)	(0.55)
Portfolio turnover	60	145	69	56	122
Net assets at end of period (000 omitted)	$462	$392	$273	$439	$396

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and

Notes to Financial Statements – continued

considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$719,257,780	$—	$—	$719,257,780
Corporate Bonds	—	1,712,875	—	1,712,875
Mutual Funds	9,620,339	—	—	9,620,339
Total Investments	$728,878,119	$1,712,875	$—	$730,590,994

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is

Notes to Financial Statements – continued

received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/10	9/30/09
Ordinary income (including any short-term capital gains)	$4,340,173	$7,896,348

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/10
Cost of investments	$601,717,061
Gross appreciation	143,760,083
Gross depreciation	(14,886,150)
Net unrealized appreciation (depreciation)	$128,873,933

Undistributed ordinary income	3,717,387
Capital loss carryforwards	(201,570,721)
Other temporary differences	(30,510)

As of September 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(63,598,645)
9/30/18	(137,972,076)
$(201,570,721)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class.

Notes to Financial Statements – continued

Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/10	Year ended 9/30/09
Class A	$643,640	$1,312,991
Class B	—	6,243
Class C	—	22,850
Class I	3,642,550	6,426,650
Class R1	118	5,209
Class R2	43,427	106,957
Class R3	5,278	7,291
Class R4	1,167	652
Class 529A	3,993	6,918
Class 529B	—	355
Class 529C	—	232
Total	$4,340,173	$7,896,348

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

At the commencement of the period until January 31, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.25% annually of the fund’s average daily net assets. This written agreement terminated on January 31, 2010. For the period October 1, 2009 through January 31, 2010, this reduction amounted to $30,552 and is reflected as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Effective February 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	529A	529B	529C
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2012. For the period February 1, 2010 through September 30, 2010, this reduction amounted to $41,669 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $26,148 and $1,167 for the year ended September 30, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$319,036
Class B	0.75%	0.25%	1.00%	1.00%	207,095
Class C	0.75%	0.25%	1.00%	1.00%	179,700
Class R1	0.75%	0.25%	1.00%	1.00%	16,769
Class R2	0.25%	0.25%	0.50%	0.50%	62,986
Class R3	—	0.25%	0.25%	0.25%	2,305
Class 529A	—	0.25%	0.25%	0.25%	2,235
Class 529B	0.75%	0.25%	1.00%	1.00%	2,127
Class 529C	0.75%	0.25%	1.00%	1.00%	4,248
Total Distribution and Service Fees					$796,501

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2010 based on each class’ average daily net assets.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2010, were as follows:

Amount
Class A	$31
Class B	21,423
Class C	1,192
Class 529B	152
Class 529C	34

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2010, were as follows:

Amount
Class 529A	$893
Class 529B	213
Class 529C	425
Total Program Manager Fees	$1,531

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2010, the fee was $221,769, which equated to 0.0325% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $307,619.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each

Notes to Financial Statements – continued

underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2010, these costs for the fund amounted to $733,183 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,642 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,554 which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is

Notes to Financial Statements – continued

included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $399,302,695 and $424,876,546, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,410,891	$26,270,201	2,707,818	$20,599,886
Class B	272,246	2,872,048	246,569	1,857,799
Class C	339,644	3,600,688	343,188	2,598,031
Class I	3,160,578	34,424,105	15,777,089	105,258,019
Class R1	61,722	615,381	53,223	385,709
Class R2	480,498	5,093,969	574,046	4,357,119
Class R3	35,151	393,910	40,172	300,856
Class R4	—	—	9,989	65,327
Class 529A	21,973	239,061	15,640	118,008
Class 529B	2,531	26,603	3,843	30,283
Class 529C	8,452	88,735	17,022	112,644
	6,793,686	$73,624,701	19,788,599	$135,683,681

Shares issued to shareholders in reinvestment of distributions
Class A	33,018	$335,465	89,854	$643,350
Class B	—	—	836	5,827
Class C	—	—	2,867	19,940
Class I	352,070	3,640,399	882,781	6,426,650
Class R1	12	118	757	5,209
Class R2	4,325	43,251	15,086	106,354
Class R3	519	5,278	1,018	7,291
Class R4	115	1,167	91	652
Class 529A	398	3,993	977	6,918
Class 529B	—	—	52	355
Class 529C	—	—	34	232
	390,457	$4,029,671	994,353	$7,222,778

Notes to Financial Statements – continued

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,735,096)	$(29,175,424)	(4,750,444)	$(36,793,940)
Class B	(976,028)	(10,221,638)	(1,322,555)	(9,692,386)
Class C	(461,568)	(4,785,444)	(699,002)	(5,106,817)
Class I	(4,881,276)	(53,661,339)	(16,519,512)	(120,724,213)
Class R1	(58,992)	(616,073)	(55,568)	(418,775)
Class R2	(444,801)	(4,692,697)	(543,194)	(4,134,597)
Class R3	(48,286)	(526,919)	(80,074)	(641,980)
Class 529A	(7,961)	(86,981)	(16,755)	(127,074)
Class 529B	(1,268)	(12,633)	(3,848)	(28,217)
Class 529C	(8,484)	(89,135)	(2,892)	(20,937)
	(9,623,760)	$(103,868,283)	(23,993,844)	$(177,688,936)

Net change
Class A	(291,187)	$(2,569,758)	(1,952,772)	$(15,550,704)
Class B	(703,782)	(7,349,590)	(1,075,150)	(7,828,760)
Class C	(121,924)	(1,184,756)	(352,947)	(2,488,846)
Class I	(1,368,628)	(15,596,835)	140,358	(9,039,544)
Class R1	2,742	(574)	(1,588)	(27,857)
Class R2	40,022	444,523	45,938	328,876
Class R3	(12,616)	(127,731)	(38,884)	(333,833)
Class R4	115	1,167	10,080	65,979
Class 529A	14,410	156,073	(138)	(2,148)
Class 529B	1,263	13,970	47	2,421
Class 529C	(32)	(400)	14,164	91,939
	(2,439,617)	$(26,213,911)	(3,210,892)	$(34,782,477)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2020 Fund, and MFS Lifetime 2030 Fund were the owners of record of approximately 29%, 21%, 14%, 6%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2050 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2010 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2010, the fund’s commitment fee and interest expense were $8,351 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,338,368	166,004,945	(168,722,974)	9,620,339

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$24,097	$9,620,339

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust XI), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Mid Cap Value Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are

Board Review of Investment Advisory Agreement – continued

observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2009, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2009 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well

Board Review of Investment Advisory Agreement – continued

as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Blended Research® Core Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/10

UNE-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial

markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. However, as we head toward the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.9%
Apple, Inc.	3.5%
Chevron Corp.	2.6%
Procter & Gamble Co.	2.3%
Intel Corp.	2.0%
Oracle Corp.	2.0%
Abbott Laboratories	1.8%
Pfizer, Inc.	1.8%
AT&T, Inc.	1.7%
JPMorgan Chase & Co.	1.7%

Equity sectors
Technology	17.0%
Financial Services	16.2%
Health Care	12.0%
Energy	10.2%
Consumer Staples	9.3%
Utilities & Communications	7.8%
Industrial Goods & Services	7.1%
Leisure	5.7%
Retailing	5.1%
Basic Materials	4.3%
Autos & Housing	2.0%
Transportation	1.9%
Special Products & Services	0.9%

Percentages are based on net assets as of 9/30/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2010, Class A shares of the MFS Blended Research Core Equity Fund (the “fund”) provided a total return of 10.96%, at net asset value. This compares with a return of 10.16% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Contributors to Performance

Stock selection in the leisure sector was a key driver of performance relative to the S&P 500 Index. The fund’s holdings in strong-performing casino resorts operator Las Vegas Sands (b)and casual dining restaurants operator Darden Restaurants were among the fund’s top relative contributors. The timing of our ownership in shares of toy maker Hasbro (h) also aided relative returns. Stock of Las Vegas Sands surged due to impressive margin results in the Macau market during the latter part of the reporting period.

Security selection in the basic materials sector also benefited relative results. Within this sector, the timing of our ownership in shares of iron ore miner Cliffs Natural Resources, and the fund’s holdings of strong-performing Celanese Corp. (b), a producer of acetyl chemicals used in paint and plastics, contributed to relative returns over the reporting period. Shares of Celanese

3

Management Review – continued

rose after the company stated that strong demand from automakers that helped its profit beat analysts’ expectations during the latter part of the reporting period will continue into the second half of the year. The company also raised its dividend and 2010 earnings forecast.

Stock selection in the retailing sector was another positive factor for relative performance. The timing of our ownership in specialty retailer Limited Brands, and an overweighted position in strong-performing department stores operator Macy’s, bolstered relative results. During the reporting period, shares of Limited Brands appreciated as the company experienced a rise in same store sales that beat analysts’ expectations. In addition, the company announced a special dividend along with a new share repurchase program.

Elsewhere, the fund’s positions in internet software service provider Akamai Technologies (h) and in IT consulting and technology services provider Cognizant Technology Solutions Corp. (h), and the fund’s overweighted position in tobacco company Altria Group, also helped relative returns.

Detractors from Performance

Stock selection in the utilities & communications sector detracted from relative performance. The timing of our ownership in natural gas pipelines operator Williams Cos. and power generation company NRG Energy hindered relative results. The stock price of NRG declined as the commodity environment weakened, presenting a challenge for the company’s wholesale earnings. NRG’s retail margins are likely to come under pressure if commodity prices remain flat.

Security selection in the financial services sector also had a negative impact on relative returns. Investment banking firm Goldman Sachs Group was a top relative detractor within this sector. We believe that shares of Goldman Sachs came under pressure as the company faced headwinds from the SEC’s civil lawsuit and the uncertainty surrounding what affect the Financial Services Reform Act will have on Goldman’s derivatives business.

Security selection in the health care sector was another area of relative weakness. The fund’s holdings in home delivery of oxygen and respiratory therapies provider Lincare Holdings (b)(h) held back relative results. Shares of Lincare suffered as a result of the sharp cuts in Medicare reimbursement rates for oxygen therapy.

Individual securities in other sectors that held back relative performance included for-profit education company Apollo Group (h), publishing software company Adobe Systems, package manufacturer Owens-Illinois Inc. (h), and video game maker Activision Blizzard (b)(h). The timing of our ownership in shares of oilseeds, corn, and wheat processor Archer-Daniels-Midland (h) and

4

Management Review – continued

industrial manufacturer Caterpillar Inc. (h) also had a negative impact on relative returns.

Respectfully,

Matthew Krummell	Jonathan Sage
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	10.96%	1.99%	0.74%	N/A
B	8/11/97	10.14%	1.26%	0.05%	N/A
C	8/11/97	10.12%	1.26%	0.06%	N/A
I	1/14/94	11.21%	2.25%	1.04%	N/A
R1	9/02/08	10.05%	N/A	N/A	(4.06)%
R2	9/02/08	10.65%	N/A	N/A	(3.58)%
R3	9/02/08	10.92%	N/A	N/A	(3.34)%
R4	9/02/08	11.21%	N/A	N/A	(3.09)%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		10.16%	0.64%	(0.43)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.58%	0.78%	0.14%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		6.14%	0.88%	0.05%	N/A
C With CDSC (1% for 12 months) (x)		9.12%	1.26%	0.06%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years performance history). No comparative benchmark performance information is provided for “life” periods. (See Note to Performance Summary).
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

7

Performance Summary – continued

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2010 through September 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period (p) 4/01/10-9/30/10
A	Actual	0.90%	$1,000.00	$975.74	$4.46
	Hypothetical (h)	0.90%	$1,000.00	$1,020.56	$4.56
B	Actual	1.65%	$1,000.00	$971.29	$8.15
	Hypothetical (h)	1.65%	$1,000.00	$1,016.80	$8.34
C	Actual	1.65%	$1,000.00	$971.82	$8.16
	Hypothetical (h)	1.65%	$1,000.00	$1,016.80	$8.34
I	Actual	0.65%	$1,000.00	$976.69	$3.22
	Hypothetical (h)	0.65%	$1,000.00	$1,021.81	$3.29
R1	Actual	1.65%	$1,000.00	$971.89	$8.16
	Hypothetical (h)	1.65%	$1,000.00	$1,016.80	$8.34
R2	Actual	1.15%	$1,000.00	$973.60	$5.69
	Hypothetical (h)	1.15%	$1,000.00	$1,019.30	$5.82
R3	Actual	0.90%	$1,000.00	$974.90	$4.46
	Hypothetical (h)	0.90%	$1,000.00	$1,020.56	$4.56
R4	Actual	0.65%	$1,000.00	$976.51	$3.22
	Hypothetical (h)	0.65%	$1,000.00	$1,021.81	$3.29

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.5%
Issuer	Shares/Par	Value ($)

Aerospace - 3.7%
Lockheed Martin Corp.	3,212	$228,948
Northrop Grumman Corp.	4,569	277,018
United Technologies Corp.	3,670	261,414

		$767,380
Automotive - 2.0%
Ford Motor Co. (a)	11,530	$141,127
Johnson Controls, Inc.	9,140	278,770

		$419,897
Biotechnology - 1.5%
Amgen, Inc. (a)	5,710	$314,678

Broadcasting - 1.2%
CBS Corp., “B”	15,380	$243,927

Business Services - 0.9%
MSCI, Inc., “A” (a)	5,730	$190,293

Cable TV - 1.5%
DIRECTV, “A” (a)	7,380	$307,229

Chemicals - 3.3%
3M Co.	2,650	$229,782
Celanese Corp.	7,580	243,318
E.I. du Pont de Nemours & Co.	3,560	158,847
PPG Industries, Inc.	880	64,064

		$696,011
Computer Software - 6.1%
Adobe Systems, Inc. (a)	7,740	$202,401
Intuit, Inc. (a)	5,240	229,564
Microsoft Corp.	8,412	206,010
Oracle Corp.	15,284	410,375
VeriSign, Inc. (a)	7,100	225,354

		$1,273,704

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 5.4%
Apple, Inc. (a)	2,598	$737,183
Hewlett-Packard Co.	1,820	76,567
International Business Machines Corp.	1,131	151,712
Lexmark International, Inc., “A” (a)	3,600	160,632

		$1,126,094
Consumer Products - 2.3%
Procter & Gamble Co.	8,151	$488,815

Electrical Equipment - 1.0%
General Electric Co.	13,104	$212,940

Electronics - 2.6%
Intel Corp.	21,387	$411,272
SanDisk Corp. (a)	3,430	125,710

		$536,982
Energy - Integrated - 8.2%
Chevron Corp.	6,759	$547,817
ConocoPhillips	2,160	124,049
Exxon Mobil Corp.	13,129	811,241
Hess Corp.	4,150	245,348

		$1,728,455
Engineering - Construction - 0.7%
KBR, Inc.	5,850	$144,144

Food & Beverages - 4.6%
Coca-Cola Co.	850	$49,742
Dr Pepper Snapple Group, Inc.	5,930	210,634
General Mills, Inc.	7,640	279,166
PepsiCo, Inc.	4,315	286,689
Tyson Foods, Inc., “A”	8,670	138,893

		$965,124
Food & Drug Stores - 1.2%
Kroger Co.	11,210	$242,809

Gaming & Lodging - 1.3%
Las Vegas Sands Corp. (a)	6,120	$213,282
Royal Caribbean Cruises Ltd. (a)	2,010	63,375

		$276,657

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 1.3%
Macy’s, Inc.	10,930	$252,374
Wal-Mart Stores, Inc.	550	29,436

		$281,810
Health Maintenance Organizations - 2.2%
Aetna, Inc.	6,670	$210,839
WellPoint, Inc. (a)	4,440	251,482

		$462,321
Insurance - 5.5%
Aon Corp.	3,090	$120,850
Berkshire Hathaway, Inc., “B” (a)	750	62,010
Chubb Corp.	2,810	160,142
MetLife, Inc.	7,491	288,029
Prudential Financial, Inc.	4,780	258,980
Travelers Cos., Inc.	5,175	269,618

		$1,159,629
Internet - 1.6%
Google, Inc., “A” (a)	628	$330,196

Machinery & Tools - 1.0%
Cummins, Inc.	2,290	$207,428

Major Banks - 8.0%
Bank of America Corp.	5,686	$74,543
Bank of New York Mellon Corp.	10,350	270,446
Goldman Sachs Group, Inc.	2,341	338,462
JPMorgan Chase & Co.	9,263	352,642
Morgan Stanley	4,920	121,426
PNC Financial Services Group, Inc.	4,570	237,229
Wells Fargo & Co.	11,660	293,016

		$1,687,764
Medical & Health Technology & Services - 1.1%
McKesson Corp.	3,770	$232,911

Medical Equipment - 1.9%
Medtronic, Inc.	8,310	$279,050
Thermo Fisher Scientific, Inc. (a)	2,580	123,530

		$402,580

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 0.5%
Cliffs Natural Resources, Inc.	1,670	$106,746

Natural Gas - Distribution - 0.7%
NiSource, Inc.	8,080	$140,592

Natural Gas - Pipeline - 1.1%
Williams Cos., Inc.	11,910	$227,600

Network & Telecom - 1.3%
Cisco Systems, Inc. (a)	5,710	$125,049
Polycom, Inc. (a)	5,120	139,674

		$264,723
Oil Services - 2.0%
Halliburton Co.	4,720	$156,090
National Oilwell Varco, Inc.	5,790	257,481

		$413,571
Other Banks & Diversified Financials - 2.0%
American Express Co.	1,690	$71,031
Citigroup, Inc. (a)	67,510	263,289
Visa, Inc., “A”	1,200	89,112

		$423,432
Pharmaceuticals - 5.3%
Abbott Laboratories	7,220	$377,173
Johnson & Johnson	5,435	336,753
Merck & Co., Inc.	670	24,663
Pfizer, Inc.	21,740	373,276

		$1,111,865
Pollution Control - 0.7%
Republic Services, Inc.	4,590	$139,949

Railroad & Shipping - 0.7%
Union Pacific Corp.	1,770	$144,786

Real Estate - 0.7%
Annaly Mortgage Management, Inc., REIT	8,990	$158,224

Restaurants - 1.7%
Darden Restaurants, Inc.	6,330	$270,797
McDonald’s Corp.	1,250	93,138

		$363,935

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 0.5%
Rockwood Holdings, Inc. (a)	3,150	$99,131

Specialty Stores - 2.6%
Home Depot, Inc.	9,140	$289,555
Limited Brands, Inc.	10,000	267,800

		$557,355
Telephone Services - 2.9%
AT&T, Inc.	12,624	$361,046
Qwest Communications International, Inc.	41,010	257,133

		$618,179
Tobacco - 2.4%
Altria Group, Inc.	11,762	$282,523
Philip Morris International, Inc.	3,900	218,478

		$501,001
Trucking - 1.2%
United Parcel Service, Inc., “B”	3,840	$256,090

Utilities - Electric Power - 3.1%
Constellation Energy Group, Inc.	1,740	$56,098
NRG Energy, Inc. (a)	10,390	216,320
PG&E Corp.	5,100	231,642
Public Service Enterprise Group, Inc.	4,350	143,898

		$647,958
Total Common Stocks (Identified Cost, $18,883,673)		$20,874,915

Money Market Funds (v) - 0.7%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	148,723	$148,723
Total Investments (Identified Cost, $19,032,396)		$21,023,638

Other Assets, Less Liabilities - (0.2)%		(51,569)
Net Assets - 100.0%		$20,972,069

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $18,883,673)	$20,874,915
Underlying funds, at cost and value	148,723
Total investments, at value (identified cost, $19,032,396)	$21,023,638
Receivables for
Fund shares sold	9,603
Dividends	24,601
Receivable from investment adviser	22,124
Other assets	31
Total assets	$21,079,997
Liabilities
Payable for fund shares reacquired	$88,141
Payable to affiliates
Investment adviser	695
Shareholder servicing costs	9,272
Distribution and service fees	357
Administrative services fee	96
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	9,365
Total liabilities	$107,928
Net assets	$20,972,069
Net assets consist of
Paid-in capital	$35,038,617
Unrealized appreciation (depreciation) on investments	1,991,242
Accumulated net realized gain (loss) on investments	(16,260,961)
Undistributed net investment income	203,171
Net assets	$20,972,069
Shares of beneficial interest outstanding	1,686,754

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$13,017,766	1,044,292	$12.47
Class B	1,554,091	127,584	12.18
Class C	1,525,147	126,370	12.07
Class I	4,503,269	358,258	12.57
Class R1	91,709	7,580	12.10
Class R2	92,667	7,614	12.17
Class R3	93,150	7,494	12.43
Class R4	94,270	7,562	12.47

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.23 [100 / 94.25 x $12.47]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$365,307
Interest	6,991
Dividends from underlying funds	474
Total investment income	$372,772
Expenses
Management fee	$102,395
Distribution and service fees	61,321
Shareholder servicing costs	29,193
Administrative services fee	17,502
Independent Trustees’ compensation	1,525
Custodian fee	12,224
Shareholder communications	14,152
Auditing fees	47,459
Legal fees	277
Registration fees	88,919
Miscellaneous	12,910
Total expenses	$387,877
Reduction of expenses by investment adviser	(218,276)
Net expenses	$169,601
Net investment income	$203,171
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$1,532,876
Change in unrealized appreciation (depreciation) on investments	$(120,197)
Net realized and unrealized gain (loss) on investments	$1,412,679
Change in net assets from operations	$1,615,850

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2010	2009
Change in net assets
From operations
Net investment income	$203,171	$499,299
Net realized gain (loss) on investments	1,532,876	(17,471,773)
Net unrealized gain (loss) on investments	(120,197)	7,360,212
Change in net assets from operations	$1,615,850	$(9,612,262)
Distributions declared to shareholders
From net investment income	$(480,011)	$(260,598)
From net realized gain on investments	—	(161,357)
Total distributions declared to shareholders	$(480,011)	$(421,955)
Change in net assets from fund share transactions	$3,948,955	$(25,742,576)
Total change in net assets	$5,084,794	$(35,776,793)
Net assets
At beginning of period	15,887,275	51,664,068
At end of period (including undistributed net investment income of $203,171 and $476,667, respectively)	$20,972,069	$15,887,275

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.59	$12.61	$16.67	$14.01	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.14	$0.09	$0.09
Net realized and unrealized gain (loss) on investments	1.09	(1.09)	(3.71)	2.65	1.70
Total from investment operations	$1.25	$(0.92)	$(3.57)	$2.74	$1.79
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.06)	$(0.17)	$(0.08)	$(0.11)
From net realized gain on investments	—	(0.04)	(0.32)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.10)	$(0.49)	$(0.08)	$(0.11)
Net asset value, end of period	$12.47	$11.59	$12.61	$16.67	$14.01
Total return (%) (r)(s)(t)	10.96	(7.13)	(21.90)	19.64	14.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	1.85	1.38	1.35	1.47
Expenses after expense reductions (f)	0.88	0.88	1.18	1.30	1.30
Net investment income	1.30	1.78	0.91	0.60	0.66
Portfolio turnover	77	71	91	41	28
Net assets at end of period (000 omitted)	$13,018	$11,473	$25,907	$43,612	$24,213

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.33	$12.38	$16.32	$13.74	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.03	$(0.01)	$0.00 (w)
Net realized and unrealized gain (loss) on investments	1.06	(1.08)	(3.64)	2.61	1.66
Total from investment operations	$1.13	$(0.98)	$(3.61)	$2.60	$1.66
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.03)	$(0.01)	$(0.02)	$(0.01)
From net realized gain on investments	—	(0.04)	(0.32)	—	—
Total distributions declared to shareholders	$(0.28)	$(0.07)	$(0.33)	$(0.02)	$(0.01)
Net asset value, end of period	$12.18	$11.33	$12.38	$16.32	$13.74
Total return (%) (r)(s)(t)	10.14	(7.84)	(22.46)	18.90	13.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.92	2.59	2.03	2.00	2.13
Expenses after expense reductions (f)	1.63	1.60	1.85	1.95	1.95
Net investment income (loss)	0.55	1.06	0.23	(0.05)	0.03
Portfolio turnover	77	71	91	41	28
Net assets at end of period (000 omitted)	$1,554	$1,440	$2,034	$4,183	$2,376

Class C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.25	$12.29	$16.23	$13.67	$12.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.10	$0.03	$(0.01)	$0.00 (w)
Net realized and unrealized gain (loss) on investments	1.06	(1.07)	(3.61)	2.60	1.65
Total from investment operations	$1.12	$(0.97)	$(3.58)	$2.59	$1.65
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.03)	$(0.04)	$(0.03)	$(0.04)
From net realized gain on investments	—	(0.04)	(0.32)	—	—
Total distributions declared to shareholders	$(0.30)	$(0.07)	$(0.36)	$(0.03)	$(0.04)
Net asset value, end of period	$12.07	$11.25	$12.29	$16.23	$13.67
Total return (%) (r)(s)(t)	10.12	(7.81)	(22.46)	18.94	13.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.92	2.59	2.03	2.00	2.12
Expenses after expense reductions (f)	1.63	1.60	1.86	1.95	1.95
Net investment income (loss)	0.55	1.03	0.23	(0.05)	0.04
Portfolio turnover	77	71	91	41	28
Net assets at end of period (000 omitted)	$1,525	$1,476	$1,810	$3,340	$1,460

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.69	$12.73	$16.84	$14.12	$12.43
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22	$0.18	$0.15	$0.14
Net realized and unrealized gain (loss) on investments	1.09	(1.14)	(3.72)	2.68	1.69
Total from investment operations	$1.28	$(0.92)	$(3.54)	$2.83	$1.83
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.08)	$(0.25)	$(0.11)	$(0.14)
From net realized gain on investments	—	(0.04)	(0.32)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.12)	$(0.57)	$(0.11)	$(0.14)
Net asset value, end of period	$12.57	$11.69	$12.73	$16.84	$14.12
Total return (%) (r)(s)	11.21	(7.07)	(21.62)	20.11	14.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.51	1.01	1.00	1.13
Expenses after expense reductions (f)	0.64	0.60	0.88	0.95	0.95
Net investment income	1.55	2.34	1.20	0.96	1.03
Portfolio turnover	77	71	91	41	28
Net assets at end of period (000 omitted)	$4,503	$1,163	$21,551	$52,956	$39,241

Class R1	Years ended 9/30
	2010	2009	2008 (i)
Net asset value, beginning of period	$11.29	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.10	$0.01
Net realized and unrealized gain (loss) on investments	1.05	(1.08)	(1.33	)(g)
Total from investment operations	$1.12	$(0.98)	$(1.32)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.07)	$—
From net realized gain on investments	—	(0.04)	—
Total distributions declared to shareholders	$(0.31)	$(0.11)	$—
Net asset value, end of period	$12.10	$11.29	$12.38
Total return (%) (r)(s)	10.05	(7.78)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.92	2.60	2.93	(a)
Expenses after expense reductions (f)	1.63	1.60	1.60	(a)
Net investment income	0.55	1.02	0.88	(a)
Portfolio turnover	77	71	91
Net assets at end of period (000 omitted)	$92	$83	$90

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 9/30
	2010	2009	2008 (i)
Net asset value, beginning of period	$11.34	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.15	$0.01
Net realized and unrealized gain (loss) on investments	1.07	(1.08)	(1.33	)(g)
Total from investment operations	$1.19	$(0.93)	$(1.32)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.07)	$—
From net realized gain on investments	—	(0.04)	—
Total distributions declared to shareholders	$(0.36)	$(0.11)	$—
Net asset value, end of period	$12.17	$11.34	$12.38
Total return (%) (r)(s)	10.65	(7.32)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	2.10	2.43	(a)
Expenses after expense reductions (f)	1.13	1.10	1.10	(a)
Net investment income	1.05	1.52	1.38	(a)
Portfolio turnover	77	71	91
Net assets at end of period (000 omitted)	$93	$84	$90

Class R3	Years ended 9/30
	2010	2009	2008 (i)
Net asset value, beginning of period	$11.57	$12.60	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.02
Net realized and unrealized gain (loss) on investments	1.08	(1.08)	(1.36	)(g)
Total from investment operations	$1.24	$(0.91)	$(1.34)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.08)	$—
From net realized gain on investments	—	(0.04)	—
Total distributions declared to shareholders	$(0.38)	$(0.12)	$—
Net asset value, end of period	$12.43	$11.57	$12.60
Total return (%) (r)(s)	10.92	(7.09)	(9.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	1.85	2.18	(a)
Expenses after expense reductions (f)	0.89	0.85	0.85	(a)
Net investment income	1.30	1.77	1.64	(a)
Portfolio turnover	77	71	91
Net assets at end of period (000 omitted)	$93	$84	$90

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 9/30
	2010	2009	2008 (i)
Net asset value, beginning of period	$11.60	$12.61	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.02
Net realized and unrealized gain (loss) on investments	1.08	(1.09)	(1.35	)(g)
Total from investment operations	$1.27	$(0.89)	$(1.33)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.08)	$—
From net realized gain on investments	—	(0.04)	—
Total distributions declared to shareholders	$(0.40)	$(0.12)	$—
Net asset value, end of period	$12.47	$11.60	$12.61
Total return (%) (r)(s)	11.21	(6.89)	(9.54	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.60	1.93	(a)
Expenses after expense reductions (f)	0.63	0.60	0.60	(a)
Net investment income	1.55	2.01	1.88	(a)
Portfolio turnover	77	71	91
Net assets at end of period (000 omitted)	$94	$84	$90

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception September 2, 2008, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures

24

Notes to Financial Statements – continued

under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in

25

Notes to Financial Statements – continued

determining the fair value of investments. The following is a summary of the levels used as of September 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$20,874,915	$—	$—	$20,874,915
Mutual Funds	148,723	—	—	148,723
Total Investments	$21,023,638	$—	$—	$21,023,638

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended September 30, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

26

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/10	9/30/09
Ordinary income (including any short-term capital gains)	$480,011	$261,081
Long-term capital gain	—	160,874
Total distributions	$480,011	$421,955

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/10
Cost of investments	$19,767,494
Gross appreciation	1,666,518
Gross depreciation	(410,374)
Net unrealized appreciation (depreciation)	$1,256,144

Undistributed ordinary income	203,171
Capital loss carryforwards	(15,523,408)
Post-October capital loss deferral	(2,455)

As of September 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(797,350)
9/30/18	(14,726,058)
Total	$(15,523,408)

27

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/10	Year ended 9/30/09	Year ended 9/30/10	Year ended 9/30/09
Class A	$348,642	$117,083	$—	$78,043
Class B	33,603	4,367	—	6,544
Class C	38,643	3,897	—	5,751
Class I	48,546	133,132	—	69,837
Class R1	2,269	491	—	298
Class R2	2,625	530	—	298
Class R3	2,752	539	—	293
Class R4	2,931	559	—	293
Total	$480,011	$260,598	$—	$161,357

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%

This written agreement terminated on January 31, 2010. For the period October 1, 2009 through January 31, 2010, this reduction amounted to $73,715, and is reflected as a reduction of total expenses in the Statement of Operations.

Effective February 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and

28

Notes to Financial Statements – continued

investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.90%	1.65%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2012. For the period February 1, 2010 through September 30, 2010, this reduction amounted to $144,474 and is reflected as a reduction of total expenses on the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,761 for the year ended September 30, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$30,102
Class B	0.75%	0.25%	1.00%	1.00%	14,462
Class C	0.75%	0.25%	1.00%	1.00%	15,196
Class R1	0.75%	0.25%	1.00%	1.00%	889
Class R2	0.25%	0.25%	0.50%	0.50%	448
Class R3	—	0.25%	0.25%	0.25%	224
Total Distribution and Service Fees					$61,321

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the

29

Notes to Financial Statements – continued

event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2010, were as follows:

Amount
Class A	$9
Class B	1,341
Class C	131

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2010, the fee was $7,764, which equated to 0.0455% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $21,429.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.1025% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the

30

Notes to Financial Statements – continued

Agreements. For the year ended September 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $178 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $87, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $16,902,022 and $13,024,117, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	367,628	$4,521,340	323,956	$3,147,280
Class B	43,421	521,324	29,976	283,534
Class C	15,774	185,238	23,856	219,018
Class I	312,973	3,928,729	113,860	1,065,929
Class R4	51	618	—	—
	739,847	$9,157,249	491,648	$4,715,761
Shares issued to shareholders in reinvestment of distributions
Class A	28,461	$333,560	19,395	$190,263
Class B	2,488	28,658	951	9,182
Class C	2,380	27,182	686	6,569
Class I	3,626	42,748	11,648	115,197
Class R1	199	2,269	82	789
Class R2	229	2,625	86	828
Class R3	235	2,752	85	832
Class R4	250	2,931	87	852
	37,868	$442,725	33,020	$324,512

31

Notes to Financial Statements – continued

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(341,754)	$(4,131,535)	(1,408,293)	$(13,560,300)
Class B	(45,377)	(538,921)	(68,152)	(643,898)
Class C	(22,998)	(264,804)	(40,576)	(379,231)
Class I	(57,853)	(715,759)	(1,719,603)	(16,199,420)
	(467,982)	$(5,651,019)	(3,236,624)	$(30,782,849)
Net change
Class A	54,335	$723,365	(1,064,942)	$(10,222,757)
Class B	532	11,061	(37,225)	(351,182)
Class C	(4,844)	(52,384)	(16,034)	(153,644)
Class I	258,746	3,255,718	(1,594,095)	(15,018,294)
Class R1	199	2,269	82	789
Class R2	229	2,625	86	828
Class R3	235	2,752	85	832
Class R4	301	3,549	87	852
	309,733	$3,948,955	(2,711,956)	$(25,742,576)

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2010, the fund’s commitment fee and interest expense were $178 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

32

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	207,303	7,537,143	(7,595,723)	148,723

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$474	$148,723

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the portfolios comprising MFS Series Trust XI) (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2010

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

35

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

36

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

39

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Matthew Krummell Jonathan Sage

40

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

41

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective June 1, 2008, the Fund changed its name (formerly the Fund was named MFS Union Standard Equity Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst

42

Board Review of Investment Advisory Agreement – continued

performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

43

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

44

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

45

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	38,979	38,230

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Mid Cap Value Fund	25,041	24,566

For the fiscal years ended September 30, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,079	6,940	2,035	1,068
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	1,351,877	1,077,192	0	0	0	178,392

	2010	2009
Aggregate fees for non-audit services:
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	1,667,816	1,311,717

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	4,919	4,901	0	0
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

	2010	2009[5]
Aggregate fees for non-audit services:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	243,407	238,781

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

[5]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: November 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: November 15, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2010

*	Print name and title of each signing officer under his or her signature.